UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 28, 2023

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31332	33-0264467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20321 Valencia Circle
Lake Forest, CA 92630
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 28, 2023, the Company held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders (i) elected four directors to the Company’s board of directors, and (ii) ratified the appointment of BF Borgers CPA, PC as the Company’s independent registered public accounting firm for fiscal year 2023, each as more fully described below.

The final voting results were as follows:

Item No. 1:	Proposal to elect four directors to the Company’s Board of Directors to serve until the next Annual Meeting of Stockholders.

Nominee	For	Withheld	Broker Non-Votes
Lugee Li	474,044,464	6,467,629	169,835,960
Vincent Carrubba	472,041,637	8,470,456	169,835,960
Tony Chung	471,319,223	9,192,870	169,835,960
Isaac Bresnick	471,778,995	8,733,098	169,835,960

Item No. 2	Proposal to ratify the appointment of BF Borgers CPA, PC as the Company’s independent registered public accounting firm for fiscal 2023.

For	Against	Abstain	Broker Non-Votes
642,718,326	2,744,863	4,884,864	-

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ Tony Chung
Tony Chung
Chief Executive Officer
(Principal Financial and Accounting Officer)
Date: June 28, 2023